UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF EARLIEST EVENT REPORTED: February 17, 2006
HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)
State of Incorporation: Delaware
COMMISSION FILE NUMBER 1-4221
Internal Revenue Service – Employer Identification No. 73-0679879
1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 17, 2006, Helmerich & Payne, Inc. (“Registrant”) and George S. Dotson entered into an Advisory Services Agreement whereby Mr. Dotson will provide advisory services to Registrant for a period of one year beginning March 1, 2006. Mr. Dotson shall be paid a monthly fee of $25,000. As previously announced, Mr. Dotson, Vice President of the Registrant and President and Chief Operating Officer of Helmerich & Payne International Drilling Co., the Registrant’s drilling subsidiary, will retire effective March 1, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
10.1	Advisory Services Agreement dated February 17, 2006, between Helmerich & Payne, Inc. and George S. Dotson
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: February 21, 2006
EXHIBIT INDEX

Exhibit No.	Description
10.1	Advisory Services Agreement dated February 17, 2006, between Helmerich & Payne, Inc. and George S. Dotson